MERGER SUPPLEMENT March 7, 2018 Exhibit 99.1

IMPORTANT INFORMATION This presentation contains summarized information concerning Nationstar Mortgage Holdings Inc. (the “Company” or “Nationstar”) and the Company’s business, operations, financial performance and trends. No representation is made that the information in this presentation is complete. For additional financial, statistical and business related information, as well as information regarding business and segment trends, see the Company’s most recent Annual Report on Form 10-K (“Form 10-K”) and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available in the Investor Information section of the Company’s website (www.nationstarholdings.com) and the SEC’s website (www.sec.gov). FORWARD LOOKING STATEMENTS This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, expectations or predictions of future financial or business performance or conditions of WMIH Corp. (“WMIH”) or Nationstar. All statements other than statements of historical or current fact included in this communication that address activities, events, conditions or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and these statements are not guarantees of future performance. Forward-looking statements may include the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “strategy,” “future,” “opportunity,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Such forward-looking statements involve risks and uncertainties that may cause actual events, results or performance to differ materially from those indicated by such statements. Certain of these risks are identified and discussed in WMIH’s Form 10-K for the year ended December 31, 2017 under Risk Factors in Part I, Item 1A and Nationstar’s Form 10-K for the year ended December 31, 2017 under Risk Factors in Part I, Item 1A. These risk factors will be important to consider in determining future results and should be reviewed in their entirety. These forward-looking statements are expressed in good faith, and WMIH and Nationstar believe there is a reasonable basis for them. However, there can be no assurance that the events, results or trends identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and neither WMIH nor Nationstar is under any obligation, and expressly disclaim any obligation, to update, alter or otherwise revise any forward-looking statement, except as required by law. Readers should carefully review the statements set forth in the reports, which WMIH and Nationstar have filed or will file from time to time with the SEC. In addition to factors previously disclosed in WMIH’s and Nationstar’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to meet the closing conditions to the merger, including approval by shareholders of WMIH and Nationstar on the expected terms and schedule and the risk that regulatory approvals required for the merger are not obtained or are obtained subject to conditions that are not anticipated; delay in closing the merger; failure to realize the benefits expected from the proposed transaction; the effects of pending and future legislation; risks associated with investing in mortgage loans and mortgage servicing rights and changes in interest rates; risks related to disruption of management time from ongoing business operations due to the proposed transaction; business disruption following the transaction; macroeconomic factors beyond WMIH’s or Nationstar’s control; risks related to WMIH’s or Nationstar’s indebtedness and other consequences associated with mergers, acquisitions and divestitures and legislative and regulatory actions and reforms. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. NON-GAAP MEASURES This presentation contains certain references to non-GAAP measures. The Company utilizes non-GAAP (or “adjusted”) financial measures as the measures provide additional information to assist investors in understanding and assessing the Company’s and our business segments’ ongoing performance and financial results, as well as assessing our prospects for future performance. The adjusted financial measures facilitate a meaningful analysis and allow more accurate comparisons of our ongoing business operations because they exclude items that may not be indicative of or are unrelated to the Company’s and our business segments’ core operating performance, and are better measures for assessing trends in our underlying businesses. These adjustments are consistent with how management views our businesses. Management uses non-GAAP financial measures in making financial, operational and planning decisions and evaluating the Company’s and our business segments ongoing performance. Adjusted earnings (loss) eliminates the effects of mark-to-market adjustments which primarily reflects unrealized gains or losses based on the changes in fair value measurements of MSRs and their related financial liabilities for which a fair value accounting election was made. These adjustments which can be highly volatile and material due to changes in credit markets, are not necessarily reflective of the gains and losses that will ultimately be realized by the Company. Adjusted earnings (loss) also eliminates, as applicable, restructuring costs, rebranding and integration costs, gain (losses) on sales of fixed assets, certain legal settlement costs that are not considered normal operational matters, and other adjustments based on facts and circumstances that would provide investors a supplemental means for evaluating the Company’s core operating performance.

This communication is being made in respect of the proposed merger transaction involving WMIH and Nationstar. WMIH intends to file a registration statement on Form S-4 with the SEC, which will include a joint proxy statement of WMIH and Nationstar and a prospectus of WMIH, and each party will file other documents regarding the proposed transaction with the SEC. Any definitive proxy statement(s)/prospectus(es) will also be sent to the stockholders of WMIH and/or Nationstar, as applicable, seeking any required stockholder approval. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Before making any voting or investment decision, investors and security holders of WMIH and Nationstar are urged to carefully read the entire registration statement(s) and proxy statement(s)/prospectus(es), when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed by WMIH and Nationstar with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, the documents filed by WMIH may be obtained free of charge from WMIH at www.wmih-corp.com, and the documents filed by Nationstar may be obtained free of charge from Nationstar at www.nationstarholdings.com. Alternatively, these documents, when available, can be obtained free of charge from WMIH upon written request to WMIH Corp., 800 Fifth Avenue, Suite 4100, Seattle, Washington 98104, Attn: Secretary, or by calling (206) 922-2957, or from Nationstar upon written request to Nationstar Mortgage Holdings Inc., 8950 Cypress Waters Blvd, Dallas, TX 75019, Attention: Corporate Secretary, or by calling (469) 549-2000. WMIH and Nationstar and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of WMIH and/or Nationstar, as applicable, in favor of the approval of the merger. Information regarding WMIH’s directors and executive officers is contained in WMIH’s Annual Report on Form 10-K for the year ended December 31, 2017, and its Proxy Statement on Schedule 14A, dated April 18, 2017, which are filed with the SEC. Information regarding Nationstar’s directors and executive officers is contained in Nationstar’s Annual Report on Form 10-K for the year ended December 31, 2017, and its Proxy Statement on Schedule 14A, dated April 11, 2017, which are filed with the SEC. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the registration statement(s) and the proxy statement(s)/prospectus(es) and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. ADDITIONAL INFORMATION FOR STOCKHOLDERS

SERVICING ORIGINATIONS XOME Top performing servicer of agency and private-label, forward and reverse mortgages, owned MSR and subservicing portfolios Focused on customer service and asset performance to customers and investors Integrated platform for origination of conventional agency and government-insured loans Organic source of servicing UPB through recapture Real estate solutions provider to Nationstar, 3rd parties, home buyers/sellers Asset management, property disposition, title, close, valuation, and field services through integrated technology 1 2 3 3.3 MILLION customers1 $508 BILLION LARGEST Non-bank servicer in the u.s.2 loans3 $19 BILLION Originated 20th LARGEST Originator in the u.s.2 3RD LARGEST servicer in the u.s.2 Notes: 1. As of December 31, 2017. 2. According to Inside Mortgage Finance. 3. Reflects a 12-month period ended December 31, 2017. NATIONSTAR AT A GLANCE

SERVICING: SCALED PLATFORM WITH DIVERSE PORTFOLIO AND CAPABILITIES

SERVICING PORTFOLIO COMPOSITION

BY TYPE



Reverse
7%
Forward
55%
Subservicing
38%

SERVICING PORTFOLIO GROWTH ($B)

2017 ENDING UPB	**$508**
PRINCIPAL REDUCTIONS	**($70)**
PORTFOLIO ADDITIONS:	
+ ORIGINATIONS	$25
+ MSR/SUBSERVICING FLOW FROM EXISTING PARTNERS	$35
+ MSR/SUBSERVICING BULK	$35
2018 ENDING UPB (1)	**$533**

Servicing portfolio replenished from existing partners with larger, strategic acquisitions providing growth

HIGHLIGHTS

$ MM, UNLESS NOTED	Q4'17	2017
OPERATIONAL	$284	$1,168
AMORTIZATION	(55)	(242)
MARK-TO-MARKET	-	(160)
TOTAL REVENUES	229	766
EXPENSES	(173)	(691)
OTHER	21	1
GAAP PRETAX INCOME	$77	$76
MARK-TO-MARKET	-	160
ADJUSTMENTS[2]	1	12
ADJUSTED PRETAX INCOME	$78	$248
ADJUSTED PROFITABILITY	**5.8**	**4.9**
AVERAGE UPB ($B)	$536	$505
CPR, NET OF RECAPTURE	11.0%	11.4%
60+ DAY DELINQUENCY RATE	3.4%	3.4%

Organic portfolio maintenance…

- ✓ Unmatched transfer capabilities and experience
- ✓ Flow from existing subservicing and MSR agreements
- ✓ Lower prepayment speed in rising interest rate environment with multiple growth levers

- ✓ MSR Acquisitions
- ✓ New subservicing agreements
- ✓ Industry consolidation

Notes:
1. Estimates of future profitability or economic value are forward looking and based on a number of factors outside our control. Results could differ materially.
2. Q4'17 adjustments associated with consulting expense.

5

10-Year Treasury HIGHLIGHTS Funded Volume ($B) Strategy Organic portfolio maintenance… Unique access to offer refinancing to all customers / “create” servicing assets Multi-channel marketing Robust product line Digital platform with multiple growth levers Higher recapture rates, especially in purchase Capital deployment in new customer acquisitions Product expansion (debt consolidation tools) Channel expansion By Purpose By Channel Funded Volume Mix (Q4’17) Originations: Multi-Channel Platform with Strong Recapture & Strategic Flexibility $ MM, UNLESS NOTED Q4'17 2017 REVENUES $142 $591 EXPENSES ($112) ($438) GAAP PRETAX INCOME $30 $153 ADJUSTMENTS(1) $4 $10 ADJUSTED PRETAX INCOME $34 $163 PULL THROUGH LOCK VOLUME $4,796 $17,731 FUNDED VOLUME $5,152 $19,140 PURCHASE MIX(2) 37% 31% CONSUMER DIRECT MIX(2) 60% 66% RECAPTURE 26% 27% Notes Q4’17 adjustments include costs associated with IT development expense. Based on a percentage of pull through adjusted lock volume.

XOME: MARKETPLACE WITH THE BIGGEST SELECTION OF PROPERTIES & END-TO-END INTEGRATED OFFERINGS


Strategic Clients – NSM, GSEs, Banks
97% of listed Properties Nationwide
150+mm Property Records
Customer Tools
quantarium
Proprietary Auction Platform
10,000+ Realtor Network
xome

HIGHLIGHTS

$MM, UNLESS NOTED	Q4'17	2017
GAAP PRETAX INCOME	$12	$53
ADJUSTMENTS[1]	-	(5)
ADJUSTED PRETAX INCOME	$12	$48
DEPRECIATION AND AMORTIZATION	3	14
EBITDA	$15	$62
DEFAULT PROPERTIES SOLD	2,725	11,985
DEFAULT PROPERTY LISTINGS AT PERIOD END	6,886	6,886
REFERRAL PROGRAM PROPERTIES SOLD	409	720
3RD PARTY REVENUE %	29%	30%

Q4'17 REVENUE MIX
($MM)


SaaS
$7M
11%
Exchange
$25M
39%
Services
$33M
50%

STRATEGY

- ✓Grow property listings with REO disposition, FHA foreclosure sale, and referral programs
  - ✓GSE-approved vendor for REO dispositions
- ✓Accelerate growth of non-default property listings
  - ✓Over 1,700 property listings and 700 completed sales from referral program
- ✓Increase third party business in title and valuation clients
  - ✓9 new title and valuation clients in the 4th quarter
- ✓Launch field services orders in Q2
  - ✓Penetrate Mr. Cooper and then expand to third party

Notes:
1. Adjustments associated with transactions.

7

NATIONSTAR GOALS 2018 TARGETS(1) Increase efficiency and reduce costs while providing best in class customer experience CPR, net of recapture remains at 11% Launch digital mortgage application in 2H’18 Execute new customer acquisition, purchase, and correspondent initiatives Continue to win third-party business and grow referral programs Capture property inspection and preservation orders starting in April XOME ORIGINATIONS SERVICING ADJUSTED PROFITABILITY 6.0+ BASIS POINTS ANNUAL ADJUSTED PRETAX INCOME $140 MILLION INITIATIVES ANNUAL ADJUSTED PRETAX INCOME $60 MILLION Cost optimization of corporate groups Reduce corporate debt expense CORPORATE ANNUAL SAVINGS FROM PRIOR YEAR $30 MILLION Notes: 1. Estimates of future profitability and illustrative economic value are forward looking and based on a number of factors outside our control. Results could differ materially.

NSM-WMIH MERGER WMIH Corp. & THE DEAL: For NSM shareholders electing cash, deal offers near-term cash liquidity at $18 per share subject to pro-ration For NSM shareholders electing stock, deal offers increase in ownership and potential upside through compelling NSM platform Converting NSM shareholders own 14% more as 31.5% of NSM increases to 35.9% of WMIH Estimated ~17.5% accretion to cash EPS, given the combined company’s financial attributes (including a $6 billion net operating loss carryforward), net of incremental leverage(1) Increased public float, providing greater trading liquidity Nationstar and its management team will continue to operate and execute the same strategies Shareholder vote expected in second quarter 2018 Closing expected in second half of 2018, at which point NSM shareholders can make cash or stock election THE CONSIDERATION: WMIH will acquire 100% of Nationstar’s 99.5 million shares outstanding as follows: 68.1 million shares in cash for $18.00 per share for total consideration of approximately $1,226 million 31.4 million shares will receive 12.7793 shares of WMIH Notes: 1. Estimates of future profitability and illustrative economic value are forward looking and based on a number of factors outside our control. Results could differ materially.

Each of Nationstar’s 31.4 million shares (31.5%) electing stock will receive 12.7793 shares of WMIH, totaling 400.7 million shares (35.9%) of WMIH shares post-merger WMIH shareholders will own 716.4 million fully diluted shares in the combined company on a pro forma basis The 31.5% of stock consideration for NSM is converted into 35.9% of WMIH CONVERTING NSM SHAREHOLDERS OWN 14% MORE SUMMARY OF CONSIDERATION # OF NSM SHARES % NSM SHARES Cash consideration 68.1 68.5% Stock consideration 31.4 31.5% Total Shares 99.5 100.0% COMMON STOCK OWNERSHIP   WMIH % Total Pro Forma (1) PF % NSM Shares 400.7 35.9% WARRANTS 21.2 3.0% 21.2 1.9% Series A Preferred 10.0 1.4% 10.0 0.9% Series B Preferred 444.4 62.0% 444.4 39.8% Series B Pref. Special Distribution 11.4 1.6% 11.4 1.0% Series B Semi Annual Dividend (2) 21.1 2.9% 21.1 1.9% Common Stock 208.1 29.1% 208.1 18.6% Total WMIH   716.4 100.0% 716.4 64.1%     Pro Forma Combined 716.4 100.0%   1,117.0 100.0% 12.7793 WMIH Shares per NSM Share 14% More Ownership Notes: 1. Expected pro-forma share count; may subject to pro-ration. 2. Expected share issuance based on minimum conversion price; actual share count could differ.

PRO FORMA EPS

Nationstar

- **Estimated ~17.5% accretion to cash EPS**

$ in millions

PRO FORMA ANALYSIS			
EARNINGS	**NSM STANDALONE**	**PRO FORMA**	
2018E PRE-TAX INCOME (ESTIMATED) (1)	$310	$310	
CASH TAXES	(75)	(10)	*USE OF DEFERRED TAX ASSET*
INCREMENTAL INTEREST EXPENSE	–	(58)	*$826MM DEBT @ 7%*
2018E CASH NET INCOME	**$235**	**$243**	
SHARES OUTSTANDING (2)	99.5	87.4	
CASH EPS	$2.36	$2.78	*~17.5% ACCRETIVE*
ASSUMED 5-YEAR AVERAGE TRADING MULTIPLE	8.7X	8.7X	
IMPLIED SHARE PRICE (3)	$20.55	$24.14	*VALUE PER SHARE OF STOCK*
IMPLIED MULTIPLE ILLUSTRATION	**NSM STANDALONE**	**PRO FORMA**	
3/2/18 STOCK PRICE	$17.58	$17.58	
CASH - 68.5%		$18.00	
IMPLIED STOCK - 31.5%		$16.67	
IMPLIED MULTIPLE ON STOCK PRICE	**7.5X**	**6.0X**	

- **Usage of $6 billion of WMIH NOLs could save $65 million of tax expense in 2018 and $1.26B over the 15 year period**

PRE-TAX EARNINGS GROWTH RATE		**5.0%**	**7.5%**	**10.0%**
CUMULATIVE EARNINGS		$6,689	$8,097	$9,849
CORPORATE TAX EXPENSE @ 21%		(1,405)	(1,700)	(2,068)
CUMULATIVE TAX SAVINGS		**$1,260**	**$1,260**	**$1,260**
YEARS OF TAX SAVINGS		**14**	**12**	**11**

Notes:
1. Estimates of future profitability and illustrative economic value are forward looking and based on a number of factors outside our control. Results could differ materially.
2. Pro-forma share information presented based on NSM share count.
3. Based on 5- year average trading multiple of 8.7x and the going forward multiple could be higher or lower and is subject to numerous factors beyond the Company's control.

11

PRO FORMA BALANCE SHEET 12 Notes: 1. These assumptions are subject to adjustment and subject to risks and uncertainties that may cause the actual adjustments to differ potentially materially. Deferred tax asset from WMIH to provide tax savings A Cash used for transaction consideration Goodwill derived from premium paid over book value B C Incremental corporate debt from the transaction, net of issuance costs A B C $ in millions WMIH - NSM Proforma Balance Sheet $ in millions, except per share amounts ■ WMIH has a $6B NOL. Presently, the deferred tax asset is $1.26B ($6B x 21%) and has a valuation allowance against it. ■ The transaction would release the valuation allowance against the deferred tax asset (DTA) □ At expected $1,260mm DTA valuaton allowance, accretion to tangible book value is 43% 1 WMIH Adjustments (1) NSM Adjustments (1) Proforma 2 12.31.17 12.31.17 12.31.17 3 Assets 4 Cash 26.709 1,399.2909999999999 215 -1,426 215 5 Restricted Cash 578.93600000000004 -,578.93600000000004 360 360 6 Deferred Tax Asset 1,260 1,260 7 Goodwill & Intangibles 91 205.89349389000017 (1) 296.89349389000017 8 Other Assets 8.4759999999999991 0 17,370 0 17,378.475999999999 9 Total Assets 614.12099999999998 2,080.355 18,036 -1,220.1065061099998 19,510.369493890001 10 11 Liabilities 12 Corporate Debt 723 1,874 2,597 13 Other Liabilities 17 0 14,440 14,457 14 Total Liabilities 17 723 16,314 0 17,054 15 16 Equity 17 Preferred 503.71300000000002 -,503.71300000000002 0 18 Common 93.591999999999999 1,861.68 1,722 -1,220.1065061099998 2,456.55349389 19 Total Equity 597.30500000000006 1,357.355 1,722 -1,220.1065061099998 2,456.55349389 20 21 Total Liabilities and Equity 1,194.6100000000001 2,714.71 3,444 -2,440.2130122199997 4,913.1069877800001 34 Tangible Book Value $1,631 $2,159.66 35 Shares 99.458387000000002 87.40987648442416 36 Tangible Book Value per share $16.398818130843001 $24.707276647220024 37 Accretion 0.50664983598729108 (1) Goodwill from transaction premium - transaction price of $19.38 vs. NSM's current book value of $16.97 2,159.66 0.50664983598729108 800 1565 0.10229731415637411 900 1665 0.17273164732930568 1000 1665 0.17273164732930568 1100 1565 0.10229731415637411 1260 2025 0.42629524675185815

DEAL TIMELINE Feb 13 Deal Announced Proxy statement is filed & mailed to shareholders Shareholder elections for cash / stock consideration Closing after consideration elections Expected Close in 2H 2018 Shareholder meetings held to vote on the transaction Obtain regulatory approvals Ongoing after signing 54 states & jurisdictions require notice (19) or approval (35) for change of control Closing is expected in the second half of 2018 In addition to shareholder vote, closing is subject to regulatory approvals from 54 states and jurisdictions

CASH-STOCK ELECTION

Nationstar

- Shortly before closing, each shareholder will have the option to elect to receive either $18 in cash or 12.7793 shares of WMIH common stock for each of their Nationstar shares
- Because the number of Nationstar shares receiving cash consideration and the number of Nationstar shares receiving stock consideration are each fixed, the cash / stock elections will be subject to pro-ration.
- Fortress has contractually agreed to elect at least 50% of their position in cash
- The table below provides some scenarios for cash and stock election by Fortress and non-Fortress holders and resulting ownership of WMIH

Cash Election		Cash Shares		Cash %	
Fortress	Non-Fortress	Fortress	Non-Fortress	Fortress	Non-Fortress
50%	0%	51.8	16.3	76%	52%
50%	25%	49.5	18.6	73%	59%
50%	50%	46.6	21.5	68%	68%
50%	100%	36.7	31.4	54%	100%
75%	0%	57.1	11.0	84%	35%
75%	25%	54.9	13.2	81%	42%
75%	50%	51.8	16.3	76%	52%
75%	100%	46.6	21.5	68%	68%
100%	0%	68.1	-	100%	0%
100%	25%	61.1	7.0	90%	22%
100%	50%	55.3	12.8	81%	41%
100%	100%	46.6	21.5	68%	68%

Stock Election		Stock Shares		Stock %	
Fortress	Non-Fortress	Fortress	Non-Fortress	Fortress	Non-Fortress
50%	100%	16.3	15.1	24%	48%
50%	75%	18.6	12.8	27%	41%
50%	50%	21.5	9.9	32%	32%
50%	0%	31.4	-	46%	0%
25%	100%	11.0	20.4	16%	65%
25%	75%	13.2	18.2	19%	58%
25%	50%	16.3	15.1	24%	48%
25%	0%	21.5	9.9	32%	32%
0%	100%	-	31.4	0%	100%
0%	75%	7.0	24.4	10%	78%
0%	50%	12.8	18.6	19%	59%
0%	0%	21.5	9.9	32%	32%

WMIH Stock %	
Fortress	Non-Fortress
19%	17%
21%	15%
25%	11%
36%	0%
13%	23%
15%	21%
19%	17%
25%	11%
0%	36%
8%	28%
15%	21%
25%	11%

14

PRO FORMA SHARE COUNT Voting Changes Closing in WMIH Shares Closing in NSM Shares Common Shares   Shares % Shares Shares % Shares %   31.4mm shares x 12.78 ratio Shares / 12.78 RATIO NSM     – – 400,677,159 400,677,159 35.9% 31,353,651 35.9%               Warrants + Series B Distributions + MGMT SHARES VEST         Warrants – – 21,197,619 21,197,619 1.9% 1,658,749 1.9% Series A Preferred 10,065,629 1.5% – 10,065,629 0.9% 787,652 0.9% Series B Preferred 444,444,444 67.1% – 444,444,444 39.8% 34,778,514 39.8% Series B Pref. Special Distribution – – 11,428,572 11,428,572 1.0% 894,305 1.0% Series B Semi Annual Dividend (1) – – 21,111,111 21,111,111 1.9% 1,651,979 1.9% Total WARRANTS, SERIES A & B  PREFERRED, Distributions, DIV. 454,510,074 68.6% 53,737,302 508,247,376 45.5% 39,771,199 45.5%       Total Common Stock   207,730,005 31.4% 380,952 208,110,957 18.6% 16,285,027 18.6%       WMIH     662,240,078 100.0% 54,118,255 716,358,333 64.1% 56,056,225 64.1%       Total Shares   662,240,078 100.0% 454,795,413 1,117,035,491 100.0% 87,409,876 100.0% Vote as Converted Pre-Deal outstanding / publicly traded 207.7 million shares Notes: 1. Expected share issuance based on minimum conversion price; actual share count could differ.